UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT (Date of earliest event reported): November 16, 2006
AMERICAN GENERAL FINANCE CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana (STATE OR OTHER JURISDICTION OF INCORPORATION)	1-6155 (COMMISSION FILE NUMBER)	35-0416090 (IRS EMPLOYER IDENTIFICATION NUMBER)

601 N.W. Second Street, Evansville, IN (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		47708 (ZIP CODE)
Registrant’s telephone number, including area code: (812) 424-8031
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 16, 2006, American General Finance Corporation (“AGFC”) issued a press release announcing that it has entered into an agreement to acquire 100% of the issued share capital of Ocean Finance and Mortgages Limited (“Ocean”) from Ocean’s founder and Chief Executive Officer, Mr. Paul Newey.
     A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     Exhibit 99      Press release of AGFC dated November 16, 2006.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN GENERAL FINANCE CORPORATION
Dated: November 16, 2006	By:	/s/ Donald R. Breivogel, Jr.
		Name:	Donald R. Breivogel, Jr.
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release of AGFC dated November 16, 2006.